SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported

July 9, 2010

Healthcare Providers Direct, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation of organization)

000-51561	20-1063591
(Commission File Number)	(IRS Employer Identification Number)

376 96th Street
Stone Harbor, New Jersey	08247
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (609) 919-1932

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.  Bankruptcy or Receivership

Healthcare Providers Direct, Inc. (“Healthcare Providers Direct”) has filed a voluntary bankruptcy petition for relief under Chapter 11 of the United States Bankruptcy Code.  The case is titled Healthcare Providers Direct, Inc., Chapter 11 proceeding Case No. 10-31077.  The case is pending in the United States Bankruptcy Court for the District of New Jersey and has been assigned to Judge Gloria M. Burns.  The petition was filed on July 9, 2010 and the court assumed jurisdiction the same day.

The purpose of the bankruptcy filing by Healthcare Providers Direct is to facilitate the sale of the assets of the operating subsidiary of Healthcare Providers Direct.  There can be no assurance that the filing of the bankruptcy petition by Healthcare Providers Direct will result in the successful sale of the operating subsidiary’s assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTHCARE PROVIDERS DIRECT INC.
Registrant

Date: July 12, 2010	By:	/s/ Norman Proulx
Norman Proulx
President and Chief Executive Officer